SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                 March 6, 1995
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                           1-3157                      13-0872805
(State of                          (Commission                 (IRS Employer
Incorporation)                     File)                       Identification
                                                               Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              N/A

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              N/A

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

              Audited Financial Statements, Selected Financial Data Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1994 are being filed as Exhibit 99.

              (b) Pro Forma Financial Information:

              N/A

                                       2

              (c) Exhibits:

              (18) Letter on a Change in Accounting Principles

              (23) Consent of Independent Public Accountants

              (27) Financial Data Schedule

              (99) Audited Financial Statements, Selected Financial
                   Data and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1994.


ITEM 8.       CHANGES IN FISCAL YEAR

              N/A


                                  Signatures
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)

Date:  March 6, 1995                      /s/ SYVERT E. NERHEIM
       Purchase, NY                       -----------------------------
                                          Syvert E. Nerheim
                                          Assistant Secretary

                                       3


                                 EXHIBIT INDEX

Exhibit No.               Exhibit Description
- -----------               -------------------

   18                     Letter on Change in Accounting Principles

   23                     Consent of Independent Public Accountants

   27                     Financial Data Schedule

   99                     Audited Financial Statements, Selected Financial Data
                           and Management's Discussion and Analysis of Financial Condition and Results of Operations for year ended December 31, 1994.